

freshpet

pets. people. planet.

Q2 2022 Earnings Presentation

August 8, 2022

Forward Looking Statements & Non-GAAP Measures

Forward-Looking Statements

Certain statements in this presentation by Freshpet, Inc. (the "Company") constitute "forward-looking" statements, which include any statements related to the novel coronavirus ("COVID-19"), the Freshpet Kitchens Expansion, our long-term capacity planning, our net sales and Adjusted EBITDA guidance and the Company's general operating and economic environment. These statements are based on management's current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While Freshpet believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein, including our long-term capacity planning, and most prominently, the risks discussed under the heading "Risk Factors" in the Company's latest annual report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. Such forward-looking statements are made only as of the date of this presentation. Freshpet undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements.

Non-GAAP Measures

Freshpet uses certain non-GAAP financial measures, including EBITDA, Adjusted EBITDA, Adjusted EBITDA as a % of net sales (Adjusted EBITDA Margin), Adjusted Gross Profit, Adjusted Gross Profit as a % of net sales (Adjusted Gross Margin), Adjusted SG&A and Adjusted SG&A as a % of net sales. These non-GAAP financial measures should be considered as supplements to GAAP reported measures, should not be considered replacements for, or superior to, GAAP measures and may not be comparable to similarly named measures used by other companies.

Freshpet defines EBITDA as net income (loss) plus interest expense, income tax expense and depreciation and amortization expense, and Adjusted EBITDA as EBITDA plus net income (loss) on equity method investment, plant start-up expense, non-cash share-based compensation, launch expense, fees related to equity offerings of our common stock, implementation and other costs associated with the implementation of an ERP system, and other expenses, including loss on disposal of equipment and COVID-19 expenses.

Forward Looking Statements & Non-GAAP Measures (cont.)

Freshpet defines Adjusted Gross Profit as gross profit before depreciation expense, plant start-up expense, COVID-19 expenses and non-cash share-based compensation, and Adjusted SG&A as SG&A expenses before depreciation and amortization expense, non-cash share-based compensation, launch expense, gain (loss) on disposal of equipment, fees related to equity offerings of our common stock, implementation and other costs associated with the implementation of an ERP system and COVID-19 expenses.

Management believes that the non-GAAP financial measures are meaningful to investors because they provide a view of the Company with respect to ongoing operating results. Non-GAAP financial measures are shown as supplemental disclosures in this presentation because they are widely used by the investment community for analysis and comparative evaluation. They also provide additional metrics to evaluate the Company's operations and, when considered with both the Company's GAAP results and the reconciliation to the most comparable GAAP measures, provide a more complete understanding of the Company's business than could be obtained absent this disclosure. Adjusted EBITDA is also an important component of internal budgeting and setting management compensation. The non-GAAP measures are not and should not be considered an alternative to the most comparable GAAP measures or any other figure calculated in accordance with GAAP, or as an indicator of operating performance. The Company's calculation of the non-GAAP financial measures may differ from methods used by other companies. Management believes that the non-GAAP measures are important to an understanding of the Company's overall operating results in the periods presented. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.

Certain of these measures represent the Company's guidance for fiscal year 2022. The Company is unable to reconcile these forward-looking non-GAAP financial measures to the most directly comparable GAAP measures without unreasonable efforts because the Company is currently unable to predict with a reasonable degree of certainty the type and impact of certain items, including the timing of and amount of costs of goods sold and selling, general and administrative expenses, that would be expected to impact GAAP measures for these periods but would not impact the non-GAAP measures. The unavailable information could significantly impact our financial results. These items are not within the Company's control and may vary greatly between periods. Based on the foregoing, the Company believes that providing estimates of the amounts that would be required to reconcile these forecasted non-GAAP measures to forecasted GAAP measures would imply a degree of precision that would be confusing or misleading to investors for the reasons identified above.


freshpet
Nourishing Pets, People and Planet
Freshpet strengthens the bond between people and our pets so that we both live longer, healthier and happier lives -- while being kind to the planet

Q2 2022 Results

Strong net sales growth offset by inflation and operating challenges



Freshpet Q2 2022 Financial Results
Net Sales
Adj. EBITDA
$160
$140
$120
$100
$80
$60
$40
$20
$0
$14
$12
$10
$8
$6
$4
$2
$0
$108.6
+36%
$10.9
-3%
$146.0
+34%
$3.9
-65%
Q2 2021
Q2 2022
Net Sales ($ millions)
Adj. EBITDA ($ millions)

Net Sales growth driven by volume/mix, pricing and partially offset by trade inventory re-fill in the YA


Q2 2022 Sales Growth Composition
20%
-7%
34%
21%
Volume
Pricing/Mix
Trade Inventory Re-fill
Net Sales Growth

Source: Nielsen consumption data thru 7/2/22 and internal sales data

Q2 Adj. EBITDA impacted by timing, inflation and operational issues


Adj. EBITDA Impact in Q2 2022
$3.9
$3.9
$2.2
$2.4
$1.8
$14.2
Increased 1st half media to sell through price increases
Increased disposals, processing and testing due to June quality issue; non-recurring
Higher cost diesel, lane rates, fill rates & start-up of new warehouse earlier than planned
Diesel & lane rates coming down in Q3; fill rates improving
Price increase to offset these costs in Q4
Reported Adj. EBITDA
Media Timing
Quality Issue
Logistics
Inflation
Total

Decline in Adj. Gross Margin due to quality issue and inflation



Q2 2022 Adj. Gross Margin Progress
46.1%
43.8%
42.4%
Estimated impact of quality issue
Reported Adj. Gross Margin
Q2 2021
Q2 2022
39.7%
35.8%
Gross Margin (GAAP)

Freshpet defines Adjusted Gross Profit as gross profit before depreciation expense, plant start-up expense, non-cash share-based compensation and COVID-19 expenses

Price increase gains partially offset by inflation, quality issue and other minor issues


Q2 Adj. Gross Margin Bridge from Q1 2022
41.9%
4.3%
-0.7%
-1.7%
-1.4%
42.4%
Q1 Adj. Gross Margin
Price Increase
Variation in Gross to Net
Inflation
Quality Issue
Q2 Adj. Gross Margin

Freshpet defines Adjusted Gross Profit as gross profit before depreciation expense, plant start-up expense, non-cash share-based compensation and COVID-19 expenses

Strong production rates continue


Year-on-Year Production Performance Comparison
Rolling 7-Day Average Pounds Produced
Omicron: Shut down 1 line
ERP Conversion
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
1/1/2022
2/1/2022
3/1/2022
4/1/2022
5/1/2022
6/1/2022
7/1/2022
8/1/2022
9/1/2022
10/1/2022
11/1/2022
12/1/2022
Rolling 7 Day Average - 2021
Rolling 7 Day Average - 2022
Rolling 7 Day Average - 2020

Source: Internal company data through August 7, 2022

Pulled media forward to sell our way through the price increase



Q2 2022 Adj. SG&A Leverage
12.3%
12.9%
36.1%
11.9%
16.3%
39.7%
Freight costs: +50 bps
+340 bps
Q2 2021
Q2 2022
Adj. SG&A % Excluding Media & Logistics
Media %
Total Adj. SG&A %
45.6%
48.2%
SG&A (GAAP)

Freshpet defines Adjusted SG&A as SG&A expenses before depreciation and amortization, non-cash share-based compensation, launch expense, fees related to equity offerings of our common stock, implementation and other costs associated with the implementation of an enterprise resource planning ("ERP") system, loss of disposal of equipment and COVID-19 expenses

Diesel costs increased dramatically in the past 4 months, but recent trends show some relief



Weekly U.S. No 2 Diesel Retail Prices
(Dollars per Gallon)
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
Russia invades Ukraine
2022 Guidance Assumption
FY 22 Guidance Issued
Sep 13, 2021
Sep 20, 2021
Sep 27, 2021
Oct 04, 2021
Oct 11, 2021
Oct 18, 2021
Oct 25, 2021
Nov 01, 2021
Nov 08, 2021
Nov 15, 2021
Nov 22, 2021
Nov 29, 2021
Dec 06, 2021
Dec 13, 2021
Dec 20, 2021
Dec 27, 2021
Jan 03, 2022
Jan 10, 2022
Jan 17, 2022
Jan 24, 2022
Jan 31, 2022
Feb 07, 2022
Feb 14, 2022
Feb 21, 2022
Feb 28, 2022
Mar 07, 2022
Mar 14, 2022
Mar 21, 2022
Mar 28, 2022
Apr 04, 2022
Apr 11, 2022
Apr 18, 2022
Apr 25, 2022
May 02, 2022
May 09, 2022
May 16, 2022
May 23, 2022
May 30, 2022
Jun 06, 2022
Jun 13, 2022
Jun 20, 2022
Jun 27, 2022
Jul 04, 2022
Jul 11, 2022
Jul 18, 2022
Jul 25, 2022
Aug 01, 2022

Source: US Energy Information Administration (EIA) On-Highway Diesel Prices

Year-to-Date 2022 Results Thru Q2

First half results impacted by Q2 challenges


Freshpet YTD Financial Results (June 30)
Net Sales
Adj. EBITDA
$300
$250
$200
$150
$100
$50
$0
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
$202.0
+35%
$18.6
+10%
$278.2
+38%
$9.0
-52%
2021
2022
Net Sales ($ millions)
Adj. EBITDA ($ millions)

YTD decline in Adj. Gross Margin due to quality issue and inflation



YTD Adj. Gross Margin Progress
46.4%
42.1%
2021
2022
39.3%
34.9%
Gross Margin (GAAP)

Freshpet defines Adjusted Gross Profit as gross profit before depreciation expense, plant start-up expense, non-cash share-based compensation and COVID-19 expenses

First half media investment increased to reflect better in-stocks and to offset higher pricing



YTD Q2 2022 Adj. SG&A Leverage
13.4%
12.5%
37.2%
11.9%
16.3%
39.0%
Freight costs: -50 bps
+380 bps
FY 2021
FY 2022
Adj. SG&A % Excluding Media & Logistics
Media %
Total Adj. SG&A %
47.3%
47.1%
SG&A (GAAP)

Freshpet defines Adjusted SG&A as SG&A expenses before depreciation and amortization, non-cash share-based compensation, launch expense, fees related to equity offerings of our common stock, implementation and other costs associated with the implementation of an enterprise resource planning ("ERP") system, loss of disposal of equipment and COVID-19 expenses

freshpet®

2022 Guidance

Updating Adj. EBITDA guidance to reflect timing mismatch on pricing/inflation and quality issue



Net Sales
Freshpet Financial Projections
Adj. EBITDA
$700
$600
$500
$400
$300
$200
$100
$0
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$575.0
+35%
$55.0
+28%
$575.0
+35%
$48.0
+12%
Previous 2022 Guidance
Updated 2022 Guidance
Net Sales ($ millions)
Adj. EBITDA ($ millions)

- **Re-affirming Net Sales guidance**
- **Adj. EBITDA guidance reduced to account for:**
  - Cost of quality issue
  - Timing mismatch on inflation/pricing

Timing mismatch on costs and pricing have cost ~$19 million of Adj. EBITDA this year



Freshpet Financial Projections
Adjusted for Impact of Price/Cost Mismatch and Buffer Capacity
$48.0
+12%
~ $15.0
~ $13.0
~ $6.0
~$82.0
+91%
2022 Adj.EBITDA Guidance
Cost of Buffer Capacity
Feb. Price Increase Benefit
Sept. Price Increase Benefit
Total

Adj. Gross Margin has been negatively impacted by inflation, quality issue and buffer capacity


2022 Adj. Gross Margin Projection
44.5%
40.8%
0.3%
1.3%
0.6%
2.6%
0.4%
46.0%
2021
2022 Projection
Quality Issue
Mismatch –Feb. Pricing
Mismatch – Sept. Pricing
Buffer Capacity
Mix
Normalized Adj. Gross Margin

Projected 2022 capital spending reduced by $80 million; will support >$1 billion in 2023 capacity


Projected Capital Spending
($ millions)
~$320
~$300
~$200
~$100
2022
2023
2024
2025


Targeted Annualized Net Sales Capacity
($ in billions)
$0.9
$1.2
$1.5
$2.1
$2.9
2022
2023
2024
2025
Full Capacity

2022 Freshpet Guidance: Net Sales

Key Drivers of Net Sales Cadence

Q1 Actual	Q2	Q3	Q4	FY 2022
++	--	++	-	35+% growth vs YA



Out-of-stocks and delayed marketing investment in YA
Front loaded media investment (75/25)
Complete trade inventory refill on bags
Warehouse issue in YA
ERP conversion
Significant trade inventory re-fill in YA

+ / - = relative comparison to projected FY22 growth rate

2022 Freshpet Guidance: Adj. Gross Margin



Key Drivers of Adj. Gross Margin Cadence
Q1 Actual
Q2
Q3
Q4
FY 2022
+
+
-
- -
40.8% (down ~370 bps vs YA)
Buffer capacity
Inflation in cost of materials, labor and transportation
Second price increase
ERP conversion
Quality issue
Third price increase
Ennis start-up/under-utilization
Fuel/energy costs
+ / - = relative comparison to forecasted FY22 Adj. Gross Margin

2022 Freshpet Guidance: Adj. EBITDA

Key Drivers of Adj. EBITDA Cadence


Q1 Actual
Q2
Q3
Q4
FY 2022
-
--
+
+
8.3% Adj. EBITDA Margin
Buffer capacity
Front loaded media investment (72/25)
Ennis start-up/under-utilization
Mismatch between inflation costs and pricing
Third price increase
Lower advertising investment
ERP conversion
Fuel/energy costs

+ / - = relative comparison to forecasted FY22 EBITDA margin

Household Penetration & Buying Rate

Updated Nielsen HH panel methodology shows a larger consumer franchise and balanced growth in penetration and buying rate



Freshpet Household Penetration Growth
3,813,635
4,372,082
+15%
4,923,734
+13%
2020
2021
2022
Total Penetration



Freshpet Buying Rate
$104.61
$121.31
+16%
$141.58
+17%
2020
2021
2022
Total Buying Rate

Note: Updated Nielsen projections only include the past 3 years of data, so year-on-year comparisons are not possible for 2020

Source: Nielsen HH Panel for the 52-week period ending late July 2020-2022 and internal calculation

Still on path to meet our 2025 HH penetration goal


Progress Towards 2025 Household Penetration Goal
6.08
4.92
2025 Goal: 11 Million HH's
Current HH Penetration
Households to Achieve 2025 Target

Source: Nielsen HH Panel for the period ending 7/16/22

Nielsen's updated methodology for projecting HH penetration shows a larger number of HH's and more rapid growth



Comparison of Old and New Nielsen HH Panel Methodology
June 2022 Data
Freshpet Penetration Growth
(Nielsen's previous method)
3,434,544
+20%
4,109,494
+20%
4,403,382
+7%
2020
2021
2022
Total Penetration
Freshpet Penetration Growth
(Nielsen's new method)
+486K users
3,701,984
4,333,004
+17%
4,891,977
+13%
2020
2021
2022
Total Penetration

Source: Nielsen HH Panel for the 52-week period ending late June 2020-2022 and internal calculation

Note: Updated Nielsen projections only include the past 3 years of data, so year-on-year comparisons are not possible for 2020

Nielsen's updated methodology for projecting HH penetration lowers our calculated buying rate and buying rate growth

Comparison of Old and New Nielsen HH Panel Methodology

June 2022 Data



Freshpet Buying Rate
(Nielsen's previous method)
$113.26
+5%
$127.14
+12%
$154.59
+22%
2020
2021
2022
Total Buying Rate
Freshpet Buying Rate
(Nielsen's new method)
$105.08
$120.58
+15%
$139.15
+15%
2020
2021
2022
Total Buying Rate

Source: Nielsen HH Panel for the 52-week period ending late June 2018-2022 and internal calculation

Note: Updated Nielsen projections only include the past 3 years of data, so year-on-year comparisons are not possible for 2020

freshpet®

Pricing Impact

Price sensitivity in line with our projections



Total Freshpet Unit Price Sensitivity
1,550,000
1,500,000
1,450,000
1,400,000
1,350,000
1,300,000
1,250,000
1,200,000
1,150,000
$11.00
$10.50
$10.00
$9.50
$9.00
$8.50
$8.00
units
price
1 W/E 09/04/21
1 W/E 09/11/21
1 W/E 09/18/21
1 W/E 09/25/21
1 W/E 10/02/21
1 W/E 10/09/21
1 W/E 10/16/21
1 W/E 10/23/21
1 W/E 10/30/21
1 W/E 11/06/21
1 W/E 11/13/21
1 W/E 11/20/21
1 W/E 11/27/21
1 W/E 12/04/21
1 W/E 12/11/21
1 W/E 12/18/21
1 W/E 12/25/21
1 W/E 01/01/22
1 W/E 01/08/22
1 W/E 01/15/22
1 W/E 01/22/22
1 W/E 01/29/22
1 W/E 02/05/22
1 W/E 02/12/22
1 W/E 02/19/22
1 W/E 02/26/22
1 W/E 03/05/22
1 W/E 03/12/22
1 W/E 03/19/22
1 W/E 03/26/22
1 W/E 04/02/22
1 W/E 04/09/22
1 W/E 04/16/22
1 W/E 04/23/22
1 W/E 04/30/22
1 W/E 05/07/22
1 W/E 05/14/22
1 W/E 05/21/22
1 W/E 05/28/22
1 W/E 06/04/22
1 W/E 06/11/22
1 W/E 06/18/22
1 W/E 06/25/22
1 W/E 07/02/22
1 W/E 07/09/22
1 W/E 07/16/22
1 W/E 07/23/22
1 W/E 07/30/22
Freshpet Total RFG Total MegaChannel (xAOC+Pet) Units
Freshpet Total RFG Total MegaChannel (xAOC+Pet) Avg Unit Price
Poly. (Freshpet Total RFG Total MegaChannel (xAOC+Pet) Units)
Poly. (Freshpet Total RFG Total MegaChannel (xAOC+Pet) Avg Unit Price)

Source: Nielsen Mega-Channel Data thru 7/30/22

Freshpet buyers holding up better than the category and they have begun to bounce back


Freshpet vs Total Dog Food Buying HHs
Rolling Past 4 Week Buyers
35,000,000
34,000,000
33,000,000
32,000,000
31,000,000
30,000,000
29,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Freshpet
Total Dog Food
04WE 2021-01-17, Rolling
04WE 2021-01-31, Rolling
04WE 2021-02-14, Rolling
04WE 2021-02-28, Rolling
04WE 2021-03-14, Rolling
04WE 2021-03-28, Rolling
04WE 2021-04-11, Rolling
04WE 2021-04-25, Rolling
04WE 2021-05-09, Rolling
04WE 2021-05-23, Rolling
04WE 2021-06-06, Rolling
04WE 2021-06-20, Rolling
04WE 2021-07-04, Rolling
04WE 2021-07-18, Rolling
04WE 2021-08-01, Rolling
04WE 2021-08-15, Rolling
04WE 2021-08-29, Rolling
04WE 2021-09-12, Rolling
04WE 2021-09-26, Rolling
04WE 2021-10-10, Rolling
04WE 2021-10-24, Rolling
04WE 2021-11-07, Rolling
04WE 2021-11-21, Rolling
04WE 2021-12-05, Rolling
04WE 2021-12-19, Rolling
04WE 2022-01-02, Rolling
04WE 2022-01-16, Rolling
04WE 2022-01-30, Rolling
04WE 2022-02-13, Rolling
04WE 2022-02-27, Rolling
04WE 2022-03-13, Rolling
04WE 2022-03-27, Rolling
04WE 2022-04-10, Rolling
04WE 2022-04-24, Rolling
04WE 2022-05-08, Rolling
04WE 2022-05-22, Rolling
04WE 2022-06-05, Rolling
04WE 2022-06-19, Rolling
04WE 2022-07-03, Rolling
04WE 2022-07-17, Rolling
Total Dog Food Buying HHs
Freshpet Dog Food Buying HHs

Source: Numerator Data thru 7/24/22

Freshpet heavy and super heavy buyers continue to increase



Freshpet Super Heavy (SH)/Heavy (H) Dog Food Buyers
Rolling Past 52 Week Buyers
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
52WE 2019-01-06, Rolling
52WE 2019-01-27, Rolling
52WE 2019-02-17, Rolling
52WE 2019-03-10, Rolling
52WE 2019-03-31, Rolling
52WE 2019-04-21, Rolling
52WE 2019-05-12, Rolling
52WE 2019-06-02, Rolling
52WE 2019-06-23, Rolling
52WE 2019-07-14, Rolling
52WE 2019-08-04, Rolling
52WE 2019-08-25, Rolling
52WE 2019-09-15, Rolling
52WE 2019-10-06, Rolling
52WE 2019-10-27, Rolling
52WE 2019-11-17, Rolling
52WE 2019-12-08, Rolling
52WE 2019-12-29, Rolling
52WE 2020-01-19, Rolling
52WE 2020-02-09, Rolling
52WE 2020-03-01, Rolling
52WE 2020-03-22, Rolling
52WE 2020-04-12, Rolling
52WE 2020-05-03, Rolling
52WE 2020-05-24, Rolling
52WE 2020-06-14, Rolling
52WE 2020-07-05, Rolling
52WE 2020-07-26, Rolling
52WE 2020-08-16, Rolling
52WE 2020-09-06, Rolling
52WE 2020-09-27, Rolling
52WE 2020-10-18, Rolling
52WE 2020-11-08, Rolling
52WE 2020-11-29, Rolling
52WE 2020-12-20, Rolling
52WE 2021-01-10, Rolling
52WE 2021-01-31, Rolling
52WE 2021-02-21, Rolling
52WE 2021-03-14, Rolling
52WE 2021-04-04, Rolling
52WE 2021-04-25, Rolling
52WE 2021-05-16, Rolling
52WE 2021-06-06, Rolling
52WE 2021-06-27, Rolling
52WE 2021-07-18, Rolling
52WE 2021-08-08, Rolling
52WE 2021-08-29, Rolling
52WE 2021-09-19, Rolling
52WE 2021-10-10, Rolling
52WE 2021-10-31, Rolling
52WE 2021-11-21, Rolling
52WE 2021-12-12, Rolling
52WE 2022-01-02, Rolling
52WE 2022-01-23, Rolling
52WE 2022-02-13, Rolling
52WE 2022-03-06, Rolling
52WE 2022-03-27, Rolling
52WE 2022-04-17, Rolling
52WE 2022-05-08, Rolling
52WE 2022-05-29, Rolling
52WE 2022-06-19, Rolling
52WE 2022-07-10, Rolling
SH/H Buying HHs
Linear (SH/H Buying HHs)

Super Heavy/Heavy Buyers: Bought at least $40 in the most recent 10 weeks

Source: Numerator Data thru 7/24/22

Freshpet growth is steady across all income groups


Freshpet Dog Food Buyers by Income
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
High Income (Over $80k)
Middle Income ($40k-$80k)
Low Income (Under $40k)

Source: Numerator Data thru 7/24/22

Current Consumption Trends

Strong, sustained growth entering traditional pre-pandemic summer consumption pattern



Nielsen Mega-Channel Consumption
18,000,000
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
Nielsen Mega-Channel consumption vs. YA:
• Latest 4 weeks: +37%
• Q2: +41%
• Q3 to date: 37%
• YTD: +39%
Capacity constrained and out-of-stocks
+37% vs. YA
(w/e 7/30/22)
1/4/2020
2/4/2020
3/4/2020
4/4/2020
5/4/2020
6/4/2020
7/4/2020
8/4/2020
9/4/2020
10/4/2020
11/4/2020
12/4/2020
1/4/2021
2/4/2021
3/4/2021
4/4/2021
5/4/2021
6/4/2021
7/4/2021
8/4/2021
9/4/2021
10/4/2021
11/4/2021
12/4/2021
1/4/2022
2/4/2022
3/4/2022
4/4/2022
5/4/2022
6/4/2022
7/4/2022

Source: Nielsen Mega-Channel Data thru 7/30/22

On a 3-year stacked basis, our growth is remarkably consistent

Nielsen Mega-Channel Consumption Growth

3-Year Stacked


2020
2021
2022

Source: Nielsen Mega-Channel Data thru 7/30/22

Q2 2022 consumption: Strong growth in all channels


Latest 13wk Nielsen Consumption Growth
41%
45%
46%
22%
Mega-Channel
XAOC
Food
Big Box Pet

Source: Nielsen consumption data thru 7/2/22

Distribution growth continues


Freshpet Distribution (% ACV)
Nielsen Mega-Channel
58.6

Source: Nielsen Mega-Channel Data thru 7/30/22

Retail availability remains at a high level



Freshpet Total Distribution Points (TDP's)
Nielsen Mega-Channel
837

Source: Nielsen Mega-Channel Data thru 7/30/22

On a total brand basis, Freshpet is now the leading brand in the grocery channel



Total Wet & Dry Dog Food Brands Dollar Sales: US Food
(Latest 13wks thru 7/16/22 -- $M)
Freshpet Total RFG
$105,220
Pedigree Total Dog Food
$88,320
Blue Buffalo Total Dog Food
$80,553
Purina ONE Total Dog Food
$75,911
Beneful Total Dog Food
$56,117
Private Label Total Dog Food
$47,124
Rachael Ray Total Dog Food
$46,052
Cesar Total Dog Food
$42,800
IAMS Total Dog Food
$34,517
Purina Dog Chow Total Dog Food
$30,235
Purina True Instinct Total Dog Food
$25,964
Kibble N Bits Total Dog Food
$13,144
Nature's Recipe Total Dog Food
$9,395
Purina Moist & Meaty Total Dog Food
$7,865
Purina Beyond Total Dog Food
$7,000

Source: Nielsen consumption data thru 7/16/22

Freshpet is now the #4 brand in the dog food category


Top Dog Food Brands Dollar Share Mega-Channel
13 weeks ending 7/16/22
Pedigree Total Dog Food
12.8
Private Label Total Dog Food
10.2
Blue Buffalo Total Dog Food
8.1
Purina ONE Total Dog Food
6.8
Freshpet Total RFG
6.1
Cesar Total Dog Food
5.3
Purina Dog Chow Total Dog Food
5.2
Beneful Total Dog Food
4.4
Rachael Ray Total Dog Food
3.8
IAMS Total Dog Food
3.5
Purina True Instinct Total Dog Food
2.4
Kibble N Bits Total Dog Food
2.3
Nutro Total Dog Food
1.6
Nature's Recipe Total Dog Food
1.1
Purina Puppy Chow Total Dog Food
1.1
Purina Moist & Meaty Total Dog Food
1.0
Alpo Total Dog Food
0.7
Gravy Train Total Dog Food
0.5
Purina Beyond Total Dog Food
0.4
Bella Total Dog Food
0.2

Source: Nielsen Mega-Channel Data thru 7/16/22

Building meaningful share of the category



Freshpet $ Share of Wet & Dry Dog
14.3
7.3
5.9
2.7
14.5
7.5
6.1
2.7
13.8
7.2
5.8
2.6
12.7
6.8
5.5
2.7
4wk
13wk
26wk
52wk
Freshpet Share of Wet + Dry Dog
Total US Food
Total US xAOC
Mega-Channel
Pet Superstore

Source: Nielsen Mega-Channel Data thru 7/16/22

Q2 2022 Freshpet E-Com grew 92% vs YA


instacart
SHIPT
16%
Online
Fresh Delivery
26%
Last Mile
Delivery
$12.1MM
58%
Click & Collect
amazonfresh
Peapod
Kroger
ClickList
Walmart
TARGET
petco
PETSMART

7.8%
% of Total FP Sales Through E-Com

84% of Sales
Contribute to Brick & Mortar

1H 2022 Freshpet E-Com 86% vs YA



instacart
SHIPT
26%
Last Mile Delivery
16%
Online Fresh Delivery
amazonfresh
Peapod
$23.2MM
58%
Click & Collect
Kroger ClickList
Walmart Pickup
TARGET
petco
PETSMART

7.9%
% of Total FP Sales Through E-Com

84% of Sales
Contribute to Brick & Mortar

freshpet®

Q2 2022 Visibility & Availability

Store count continues to grow


Freshpet Store Count
10,826
13,387
15,015
16,609
18,004
19,499
21,570
22,716
23,631
24,277
2022 Guidance: +~1,300 to 24,931
2013
2014
2015
2016
2017
2018
2019
2020
2021
2Q 2022

Source: Internal data for the period ending 7/1/22

Q2 2022: Strong increase in new stores

Store Count



24,277
23,155
Q2 2021
Q2 2022

2022 Guidance: ~24,931

Freshpet Fridges account for >1.4 million cubic feet of retail space to date

Net New Stores



265
346
439
646
Qtr. Increase
YTD Increase
Q2 2021
Q2 2022



freshpet

2022 Guidance: +~1,400 to 25,031

Fridge Upgrades



3,003
3,527
617
277
Total Operating
YTD Increase
Q2 2021
Q2 2022



freshpet

2022 Guidance: +~550 to 3,800

Second/Third Fridges



3,108
3,537
631
331
Total Operating
YTD Increase
Q2 2021
Q2 2022



freshpet
freshpet

2022 Guidance: +~550 to 3,750

Source: Internal company data through 7/1/22

Q2 2022: Continued success with placements of large and multi-fridge stores


Freshpet Fridge Fleet
Distribution by Size
(US & Canada Stores)
6%
18%
61%
14%
Small
Medium
Large
2+ Chillers


Installed Fridges by Size and Year Installed
(US & Canada)
2018: 25%, 63%, 4%
2019: 10%, 68%, 17%, 2%
2020: 8%, 50%, 32%, 8%
2021: 22%, 52%, 22%, 2%
2022: 25%, 62%, 8%, 1%
Medium
Large
2 Chillers
3 Chillers

Source: Internal company data through 6/24/22

freshpet®

International Business

Canadian business accelerating behind advertising investment



Leading Canadian Freshpet Retailer
Weekly Sales
$100,000
$80,000
$60,000
$40,000
$20,000
$0
1/4/20 1/18/20 2/1/20 2/15/20 2/29/20 3/14/20 3/28/20 4/11/20 4/25/20 5/9/20 5/23/20 6/6/20 6/20/20 7/4/20 7/18/20 8/1/20 8/15/20 8/29/20 9/12/20 9/26/20 10/10/20 10/24/20 11/7/20 11/21/20 12/5/20 12/19/20 1/2/21 1/16/21 1/30/21 2/13/21 2/27/21 3/13/21 3/27/21 4/10/21 4/24/21 5/8/21 5/22/21 6/5/21 6/19/21 7/3/21 7/17/21 7/31/21 8/14/21 8/28/21 9/11/21 9/25/21 10/9/21 10/23/21 11/6/21 11/20/21 12/4/21 12/18/21 1/1/22 1/15/22 1/29/22 2/12/22 2/26/22 3/12/22 3/26/22 4/9/22 4/23/22 5/7/22 5/21/22 6/4/22 6/18/22 7/2/22 7/16/22

Source: Internal company data through 7/16/22

Freshpet's advertising-driven model works in the UK



Freshpet UK
Weekly Sales by Retailer
£140,000
£120,000
£100,000
£80,000
£60,000
£40,000
£20,000
£-
Retailer A
Retailer B
Retailer C
Retailer D

Source: Internal company data through 7/11/22

freshpet®

Ennis Kitchen Update

Ennis Phase I is on track to open in Q3 and produce meaningful quantities in Q4


freshpet

- Enables total Freshpet growth to >$1.1 billion in 2022
- Most efficient Freshpet Kitchen
- Enables lower cost logistics for part of US
- Most environmentally sustainable Kitchen
- Enables significant quality improvements

"Feed the Growth" creates scale and leverage through accelerated growth rate



Advertising & Innovation
Expand HH Penetration
Increase Velocity
Expand Visibility & Availability
Expand Capacity
Leverage Scale in COGS & SG&A
Drive Efficiencies
freshpet
FEED THE GROWTH
11 MILLION HH BY 2025

Appendix

FRESHPET, INC. AND SUBSIDIARIES
RECONCILIATION BETWEEN GROSS PROFIT AND ADJUSTED GROSS PROFIT

	Three Months Ended June 30,		Six Months Ended June 30,	
	2022	2021	2022	2021
	(Dollars in thousands)			
Gross profit	$ 52,234	$ 43,091	$ 96,987	$ 79,405
Depreciation expense	3,141	4,021	7,842	7,821
Plant start-up expense (a)	5,293	1,130	10,040	2,973
Non-cash share-based compensation	1,170	1,203	2,339	1,913
COVID-19 expense (b)	—	681	—	1,634
Adjusted Gross Profit	**$ 61,838**	**$ 50,126**	**$ 117,208**	**$ 93,746**
Adjusted Gross Profit as a % of Net Sales	42.4%	46.1%	42.1%	46.4%

(a)Represents additional operating costs, inclusive of inventory disposal, incurred in connection with the start-up of our new manufacturing lines as part of the Freshpet Kitchens expansion projects.

(b)Represents COVID-19 expenses including (i) costs incurred to protect the health and safety of our employees during the COVID-19 pandemic, (ii) temporary increased compensation expense to ensure continued operations during the pandemic, and (iii) costs related to mitigating potential supply chain disruptions during the pandemic, included in cost of goods sold. As of the fourth quarter of 2021, all remaining COVID-19 related expenses are part of our operating performance.

FRESHPET, INC. AND SUBSIDIARIES
RECONCILIATION BETWEEN SG&A EXPENSES AND ADJUSTED SG&A EXPENSES

	Three Months Ended June 30,		Six Months Ended June 30,	
	2022	2021	2022	2021
	(Dollars in thousands)			
SG&A expenses	$ 70,369	$ 49,557	$ 131,000	$ 95,589
Depreciation and amortization expense	4,739	3,633	8,025	6,922
Non-cash share-based compensation	5,124	5,487	10,250	10,857
Launch expense (a)	504	1,018	1,136	1,749
Loss on disposal of equipment	48	46	91	106
Equity offering expenses (b)	—	(125)	—	—
Enterprise Resource Planning (c)	1,991	247	3,008	850
COVID-19 expense (d)	—	—	—	5
Adjusted SG&A Expenses	**$ 57,963**	**$ 39,251**	**$ 108,489**	**$ 75,100**
Adjusted SG&A Expenses as a % of Net Sales	39.7%	36.1%	39.0%	37.2%

(a)Represents new store marketing allowance of $1,000 for each store added to our distribution network, as well as the non-capitalized freight costs associated with Freshpet Fridge replacements. The expense enhances the overall marketing spend to support our growing distribution network.

(b)Represents fees associated with public offerings of our common stock.

(c)Represents implementation and other costs associated with the implementation of an ERP system.

(d)Represents COVID-19 expenses including (i) costs incurred to protect the health and safety of our employees during the COVID-19 pandemic, (ii) temporary increased compensation expense to ensure continued operations during the pandemic, and (iii) costs related to mitigating potential supply chain disruptions during the pandemic, included in SG&A. As of the fourth quarter of 2021, all remaining COVID-19 related expenses are part of our operating performance.

FRESHPET, INC. AND SUBSIDIARIES
RECONCILIATION BETWEEN NET INCOME (LOSS) AND ADJUSTED EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,	
	2022	2021	2022	2021
	(Dollars in thousands)			
Net loss	$ (20,586)	$ (7,475)	$ (38,128)	$ (18,364)
Depreciation and amortization	7,880	7,654	15,867	14,743
Interest expense	1,671	654	2,243	1,556
Income tax expense	41	16	82	32
EBITDA	**$ (10,994)**	**$ 849**	**$ (19,936)**	**$ (2,033)**
Loss on equity method investment	$ 717	337	$ 2,027	585
Loss on disposal of equipment	48	46	91	106
Non-cash share-based compensation	6,294	6,690	12,589	12,770
Launch expense (a)	504	1,018	1,136	1,749
Plant start-up expense (b)	5,293	1,130	10,040	2,973
Equity offering expenses (c)	—	(125)	—	—
Enterprise Resource Planning (d)	1,991	247	3,008	850
COVID-19 expense (e)	—	681	—	1,639
Adjusted EBITDA	$ 3,853	$ 10,873	$ 8,955	$ 18,639
Adjusted EBITDA as a % of Net Sales	2.6%	10.0%	3.2%	9.2%

(a)Represents new store marketing allowance of $1,000 for each store added to our distribution network, as well as the non-capitalized freight costs associated with Freshpet Fridge replacements. The expense enhances the overall marketing spend to support our growing distribution network.

(b)Represents additional operating costs, inclusive of inventory disposal, incurred in connection with the start-up of our new manufacturing lines as part of the Freshpet Kitchens expansion projects.

(c)Represents fees associated with public offerings of our common stock.

(d)Represents implementation and other costs associated with the implementation of an ERP system.

(e)Represents COVID-19 expenses including (i) costs incurred to protect the health and safety of our employees during the COVID-19 pandemic, (ii) temporary increased compensation expense to ensure continued operations during the pandemic, and (iii) costs related to mitigating potential supply chain disruptions during the pandemic. As of the fourth quarter of 2021, all remaining COVID-19 related expenses are part of our operating performance.

freshpet®

FEED THE GROWTH

11 MILLION HH BY 2025